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Exhibit 99.1

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: January 2002

TO:
THE HONORABLE Judge Myers
UNITED STATES BANKRUPTCY JUDGE

        The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: February 18, 2002	/s/ KATHRYN M.S. CATHERWOOD Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 13
FOR THE MONTH ENDING: January 31, 2002

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT *)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	20,583,891.03
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	20,122,150.46
3.	BEGINNING BALANCE	461,740.57
4.	RECEIPTS DURING CURRENT PERIOD
	ACCOUNTS RECEIVABLE—PRE-FILING	0.00
	ACCOUNTS RECEIVABLE—POST-FILING	0.00
	GENERAL SALES	1,363,602.99
	OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees	82,118.93
	OTHER ** (SPECIFY)
	TOTAL RECEIPTS THIS PERIOD	1,445,721.92
5.	BALANCE:	1,907,462.49
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Total from Page 2)	1,854,562.91
7.	ENDING BALANCE	52,899.58
8.	GENERAL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION	0700494381 Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

*
All receipts must be deposited into the general account
**
Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date	#	Payee	Purpose	Amount
Checks—Union Bank of California Acct # 0700494381
1/2/02	17839	THE COUDURES FAMILY LIMITED	Rent	42,998.02
1/2/02	17840	FRANK MISSION MARKETPLACE, LLC	Rent	53,078.09
1/2/02	17841	MISSION GROVE THEATER	Rent	65,486.04
1/2/02	17842	MISSION GROVE THEATERS II	Rent	32,786.24
1/2/02	17843	REDEVELOPMENT AGENCY CITY OF	Rent	82,000.00
1/2/02	17844	REDEVELOPMENT AGENCY CITY OF	Rent	12,500.00
1/2/02	17845	UNITED TITLE COMPANY	Rent	4,983.30
1/2/02	17846	20TH CENTURY FOX	Film Payable	9,017.39
1/2/02	17847	BUENA VISTA	Film Payable	4,330.15
1/2/02	17848	PARAMOUNT PICTURES	Film Payable	16,312.30
1/2/02	17849	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	1,977.10
1/2/02	17850	WARNER BROTHERS	Film Payable	21,837.55
1/4/02	17851	CITY OF SAN BERNARDINO	Film Payable	737.90
1/4/02	17852	PRUDENTIAL	Emp. Benefits	494.14
1/4/02	17853	STRUCTURAL TERMITE & PEST	R & M	85.00
1/4/02	17854	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
1/4/02	17855	COCA-COLA ENTERPRISES	Concession Inventory	9,069.75
1/4/02	17856	HERITAGE FOODS LLC	Concession Inventory	299.88
1/8/02	17857	20TH CENTURY FOX	Film Payable	12,625.35
1/8/02	17858	BUENA VISTA	Film Payable	3,484.95
1/8/02	17859	NEW LINE PICTURES	Film Payable	112,246.48
1/8/02	17860	PARAMOUNT PICTURES	Film Payable	45,897.53
1/8/02	17861	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	15,254.88
1/8/02	17862	WARNER BROTHERS	Film Payable	28,811.01
1/11/02	17863	AIRBORNE EXPRESS	Film Transport	364.00
1/11/02	17864	EMPERATRIZ ALEJANDRE	Tuition	81.28
1/11/02	17865	ALL AMERICAN PURE BEVERAGE	R & M	423.55
1/11/02	17866	ARMORED TRANSPORT	Security	898.07
1/11/02	17867	CITY OF RIVERSIDE	Utilities	257.74

1/11/02	17868	CITY OF SAN BERNARDINO	Security	979.02
1/11/02	17869	CT CORPORATION SYSTEM	Dues	195.00
1/11/02	17870	D.C. ELECTRONICS TWO, INC.	Security	215.00
1/11/02	17871	ENERGI	Emp. Benefits	120.50
1/11/02	17872	EXECUTIVE SAFE & SECURITY CORP	R & M	268.75
1/11/02	17873	INLAND LIGHTING SUPPLIES, INC.	R & M	560.12
1/11/02	17874	LOS ANGELES TIMES	Advertising	48.00
1/11/02	17875	MANULIFE FINANCIAL	Emp. Benefits	5,823.26
1/11/02	17876	NORTH COUNTY TIMES	Advertising	2,711.78
1/11/02	17877	PACIFIC BELL	Telephone	299.27
1/11/02	17878	PIZZA PRESS EXPRESS	Advertising	2,700.00
1/11/02	17879	THE PRESS ENTERPRISE CO.	Advertising	14,853.25
1/11/02	17880	PURE FLO WATER	Office Supplies	37.28
1/11/02	17881	QUALITY INSTALLATIONS	R & M	240.00
1/11/02	17882	QUIEL BROS. SIGN CO., INC.	R & M	654.48
1/11/02	17883	REEL SOURCE, INC.	Outside Svcs	175.00
1/11/02	17884	RIVER VILLAGE PROPERTIES	Rent	17,807.04
1/11/02	17885	R & J FIAL ENTERPRISES	Uniforms	18.41
1/11/02	17886	ROTO-ROOTER—RIVERSIDE #54	R & M	87.75
1/11/02	17887	SAN BERNARDINO COUNTY SUN	Advertising	6,318.40
1/11/02	17888	SAN DIEGO GAS & ELECTRIC	Utilities	2,820.11
1/11/02	17889	SKY COURIER	Film Transport	109.20
1/11/02	17890	SOUTHERN CALIFORNIA EDISON	Utilities	7,974.20
1/11/02	17891	TRICO DISPOSAL, INC.	Utilities	697.71
1/11/02	17892	UNION TRIBUNE	Dues	87.20
1/11/02	17893	WARNER BROTHERS	Film Payable	941.28
1/11/02	17894	WRS MAINTENANCE & JANITORIAL	Janitorial	8,000.00
1/11/02	17895	KIM ZOLNA	Travel	247.65
1/11/02	17896	COCA-COLA ENTERPRISES	Concession Inventory	5,556.44
1/11/02	17897	HERITAGE FOODS LLC	Concession Inventory	128.80
1/11/02	17898	ICEE—USA CORP.	Concession Inventory	450.56
1/11/02	17899	METROPOLITAN PROVISIONS	Concession Inventory	12,365.40

1/15/02	17900	20TH CENTURY FOX	Film Payable	12,169.35
1/15/02	17901	ARTISAN RELEASING INC.	Film Payable	470.22
1/15/02	17902	BUENA VISTA	Film Payable	2,906.81
1/15/02	17903	DREAM WORKS DISTRIBUTION, LLC	Film Payable	2,559.36
1/15/02	17904	LIONS GATE	Film Payable	18,655.30
1/15/02	17905	MIRAMAX FILMS	Film Payable	7,083.12
1/15/02	17906	NEW LINE PICTURES	Film Payable	87,011.51
1/15/02	17907	PARAMOUNT PICTURES	Film Payable	42,482.63
1/15/02	17908	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	8,536.40
1/15/02	17909	WARNER BROTHERS	Film Payable	34,131.76
1/18/02	17910	Imperial A.I. Credit Companies	Insurance	4,433.60
1/18/02	17911	AIRBORNE EXPRESS	Film Transport	473.20
1/18/02	17912	AMERICAN EXPRESS	Miscellaneous	3,463.60
1/18/02	17913	ARMORED TRANSPORT	Security	20.40
1/18/02	17914	CAL EXPRESS	Postage	28.50
1/18/02	17915	CALIFORNIA CHOICE BENEFIT ADM.	Emp. Benefits	7,731.54
1/18/02	17916	CITY OF OCEANSIDE	Utilities	1,160.15
1/18/02	17917	CITY OF SAN BERNARDINO	Utilities	975.50
1/18/02	17918	CR&R INC.	Utilities	512.01
1/18/02	17919	DE LAGE LANDEN	Equipment rental	77.43
1/18/02	17920	EASTERN MUNICIPAL WATER DIST.	Utilities	173.58
1/18/02	17921	EMERITUS COMMUNICATIONS	Telephone	425.52
1/18/02	17922	FRANCHISE TAX BOARD	Tax	737.00
1/18/02	17923	THE GUARDIAN	Advertising	1,335.06
1/18/02	17924	HOSTING.COM	Computer	284.93
1/18/02	17925	MARSH USA INC.	Insurance	139,731.54
1/18/02	17926	MURPHY'S PRINTING	Printing	38.79
1/18/02	17927	IMPERIAL CREDIT INDUSTRIES INC	Back Rent	7,676.28
1/18/02	17928	OFFICE DEPOT CREDIT PLAN	Office Supplies	1,204.12
1/18/02	17929	PACIFIC BELL	Telephone	922.90
1/18/02	17930	SKY COURIER	Film Transport	72.80
1/18/02	17931	STATE COMPENSATION INS. FUND	Workers Comp.	9,267.86
1/18/02	17932	STRUCTURAL TERMITE & PEST	R & M	170.00
1/18/02	17933	VERIZON CALIFORNIA	Telephone	576.67
1/18/02	17934	VISION SERVICE PLAN-(CA)	Emp. Benefits	447.12

1/18/02	17935	WARNER BROTHERS	Film Payable	593.64
1/18/02	17936	WESTERN MUNICIPAL WATER DIST.	Utilities	471.37
1/18/02	17937	COCA-COLA ENTERPRISES	Concession Inventory	6,060.42
1/18/02	17938	HERITAGE FOODS LLC	Concession Inventory	535.85
1/18/02	17939	ICEE—USA CORP.	Concession Inventory	1,599.85
1/18/02	17940	METROPOLITAN PROVISIONS	Concession Inventory	18,560.63
1/22/02	17941	20TH CENTURY FOX	Film Payable	4,822.39
1/22/02	17942	BUENA VISTA	Film Payable	2,333.85
1/22/02	17943	MIRAMAX FILMS	Film Payable	9,844.70
1/22/02	17944	NEW LINE PICTURES	Film Payable	30,642.08
1/22/02	17945	PARAMOUNT PICTURES	Film Payable	11,261.92
1/22/02	17946	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	18,772.14
1/22/02	17947	WARNER BROTHERS	Film Payable	10,326.37
1/25/02	17948	ALL AMERICAN PURE BEVERAGE	R & M	269.38
1/25/02	17949	ARCHER'S PLUMBING SERVICE	R & M	600.00
1/25/02	17950	CITY OF RIVERSIDE	Utilities	12,723.82
1/25/02	17951	CITY OF SAN BERNARDINO	R & M	735.00
1/25/02	17952	PACIFIC BELL	Telephone	395.27
1/25/02	17953	SAN BERNARDINO & RIVERSIDE	R & M	113.14
1/25/02	17954	SKY COURIER	Film Transport	36.40
1/25/02	17955	SOLOMON FRIEDMAN	Advertising	200.00
1/25/02	17956	STAPLES CREDIT PLAN	Office Supplies	405.63
1/25/02	17957	WARNER BROTHERS	Film Payable	1,199.50
1/25/02	17958	W.K. GRAFF CO.	R & M	608.15
1/25/02	17959	WRS MAINTENANCE & JANITORIAL	Janitorial	8,000.00
1/25/02	17960	HERITAGE FOODS LLC	Concession Inventory	952.73
1/25/02	17961	METROPOLITAN PROVISIONS	Concession Inventory	6,255.23
1/25/02	17962	OTIS SPUNKMEYER, INC.	Concession Inventory	133.00
1/25/02	17963	CINEMASTAR LUXURY THEATERS	Miscellaneous	709.44
1/28/02	17964	20TH CENTURY FOX	Film Payable	2,799.39
1/28/02	17965	BUENA VISTA	Film Payable	1,143.68
1/28/02	17966	MIRAMAX FILMS	Film Payable	3,857.48
1/28/02	17967	NEW LINE PICTURES	Film Payable	15,913.51
1/28/02	17968	PARAMOUNT PICTURES	Film Payable	27,734.28
1/28/02	17969	UNIVERSAL FILM EXCHANGES, INC.	Film Payable	12,033.88

1/28/02	17970	WARNER BROTHERS	Film Payable	5,739.47
1/31/02	17971	AIRBORNE EXPRESS	Film Transport	199.44
1/31/02	17972	ALL AMERICAN PURE BEVERAGE	R & M	385.75
1/31/02	17973	BRAKE WATER TRANSPORT, INC.	Film Transport	1,108.00
1/31/02	17974	CITY OF SAN BERNARDINO	Licenses and Security	150.00
1/31/02	17975	DIB'S SAFE AND LOCK SERVICE	R & M	142.73
1/31/02	17976	IMAGE COM	R & M	1,100.00
1/31/02	17977	MICHAEL F. KERR	R & M	3,102.38
1/31/02	17978	LORMAN EDUCATION SERVICES	Tuition	279.00
1/31/02	17979	MANULIFE FINANCIAL	Emp. Benefits	7,221.26
1/31/02	17980	MCCANN-ERICKSON, INC.	Advertising	1,193.30
1/31/02	17981	MIRAMAX FILMS	Film Payable	383.07
1/31/02	17982	MITCHELL GLASS CO.	R & M	90.00
1/31/02	17983	PROCTOR COMPANIES	R & M	114.03
1/31/02	17984	PURE FLO WATER	Office Supplies	31.34
1/31/02	17985	QUIEL BROS. SIGN CO., INC.	R & M	575.77
1/31/02	17986	SAN BERNARDINO & RIVERSIDE	R & M	87.43
1/31/02	17987	SKY COURIER	Film Transport	36.40
1/31/02	17988	SOLOMON FRIEDMAN	Advertising	325.00
1/31/02	17989	SOURCE ONE	R & M	4,759.23
1/31/02	17990	SOUTHERN CALIFORNIA EDISON	Utilities	22,681.82
1/31/02	17991	STATE BOARD OF EQUALIZATION	Tax	1,631.00
1/31/02	17992	STRUCTURAL TERMITE & PEST	R & M	85.00
1/31/02	17993	UNION TRIBUNE	Advertising	221.08
1/31/02	17994	UNION TRIBUNE	Advertising	886.80
1/31/02	17995	ROY M. VAN ASCH, JANITORIAL	Janitorial	1,875.80
1/31/02	17996	VERIZON CALIFORNIA	Telephone	246.89
1/31/02	17997	WARNER BROTHERS	Film Payable	1,016.12
1/31/02	17998	WAXIE SANITARY SUPPLY	Janitorial	6,092.20
1/31/02	17999	WEST COAST SERVICES	Video Game Cost	2,092.34
1/31/02	18000	COCA-COLA ENTERPRISES	Concession Inventory	4,662.59
1/31/02	18001	HERITAGE FOODS LLC	Concession Inventory	131.75
1/31/02	18002	ICEE—USA CORP.	Concession Inventory	1,557.10
1/31/02	18003	METROPOLITAN PROVISIONS	Concession Inventory	9,767.13

Wire Transfers—Union Bank of California Acct # 0700494381
1/15/02	440	SONY PICTURES	Film Payable	92,500.00
1/22/02	441	SONY PICTURES	Film Payable	24,000.00
1/28/02	442	SONY PICTURES	Film Payable	21,000.00
1/30/02	443	TREASURER AND TAX COLLECTOR	Property Tax	53,776.18
					1,555,542.43
Direct Debits—Union Bank of California Acct # 0700494381
1/4/02		ADP	Payroll Fees	139.95
1/11/02		ADP	Payroll Fees	555.94
1/18/02		ADP	Payroll Fees	7.00
1/25/02		ADP	Payroll Fees	669.04
1/25/02		UBOC	Bank Service Charge	771.12
1/31/02		UBOC	Bank Service Charge	7,909.20
1/28/02		State Board of Equalization	Sales Tax Payment	17,518.00
1/31/02		UBOC	Loan Payment	39,666.98
1/31/02		UBOC	Net Change Purchase	1,500.00
1/31/02		UBOC	Tax account bank fees	1.37
1/31/02		USPS	Postage	281.88
					69,020.48
Checks—Semi-Annual Distribution Fund—Union Bank of California Acct # 4570001189
					0.00
Checks—Elective Creditor Distribution Fund—Union Bank of California Acct # 4570001170
					0.00
Intercompany Transfers
1/4/02		To UBOC Acct. # 07007494365	Payroll	130,000.00
1/31/02		To UBOC Acct. # 07007494365	Payroll	100,000.00
					230,000.00
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS					1,854,562.91

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,650,535.93
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,660,390.49
3.	BEGINNING BALANCE	50,145.44
4.	RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	230,000.00
5.	BALANCE:	280,145.44
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	215,303.30
7.	ENDING BALANCE	64,842.14
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION	07007494365 Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

January 4, 2002	Payroll Run—Summary of Expense
	Wages Earned—Normal Recurring	66,447.02
	Wages Earned—Adjustments & Voids	3,466.03
	Wage Garnishments	193.43
	Federal Income Taxes	7,433.31
	Social Security	11,104.47
	Medicare	2,596.97
	State Unemployment Taxes—Employer	2,776.12
	Federal Unemployment Taxes	716.42
	State Unemployment Taxes—Employee	806.05
	State Income Taxes	1,655.98
		97,195.80
January 4, 2002	Payroll Run—Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	93,729.77
	Manual Checks, etc.	3,466.03
			97,195.80
January 18, 2002	Payroll Run—Summary of Expense
	Wages Earned—Normal Recurring	74,500.03
	Wages Earned—Adjustments & Voids	10,833.56
	Wage Garnishments	177.42
	Federal Income Taxes	9,210.66
	Social Security	13,494.67
	Medicare	3,156.07
	State Unemployment Taxes—Employer	3,073.66
	Federal Unemployment Taxes	793.20
	State Unemployment Taxes—Employee	979.42
	State Income Taxes	1,888.81
		118,107.50
January 18, 2002	Payroll Run—Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	107,273.94
	Manual Checks Issued	10,833.56
			118,107.50
TOTAL PAYROLL ACCOUNT DISBURSEMENTS			215,303.30

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	199,000.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	176,020.29
3.	BEGINNING BALANCE	22,979.71
4.	RECEIPTS DURING CURRENT PERIOD TRANSFERRED FROM GENERAL ACCOUNT	0.00
5.	BALANCE:	22,979.71
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Date: 1/28/02, wire transfer, To: CA State Board of Equalization	17,518.00
	TOTAL DISBURSEMENTS THIS PERIOD	17,518.00
7.	ENDING BALANCE	5,461.71
8.	TAX ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION	02180038712 Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	52,899.58
PAYROLL ACCOUNT	64,842.14
TAX ACCOUNT	5,461.71
OTHER ACCOUNTS *:	1,875,788.12
OTHER MONIES *:	0.00
PETTY CASH **	0.00
TOTAL CASH AVAILABLE	1,998,991.55

*
Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number
**
Attach exhibit itemizing all petty cash transactions

NOTE: Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	948,822.17
Merchant	0700494-357	119,648.04
Moviefone	0700494-146	0.00
Elective Creditor Distribution Fund	457000-1170	553,155.32
Semi-Annual Distribution Fund	457000-1189	4,162.59
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	0.00
Working Capital Account	457000-1197	250,000.00
Total		1,875,788.12

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo./Qtr.)	Amount of Payment	Post-Petition Payments Not Made (Number)	Total Due
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA—San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor—Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	201,494.55
TOTAL WAGES PAID	215,303.30
	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA—EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	14,492.62	0.00
REAL PROPERTY
OTHER (SPECIFY)
TOTAL	14,492.62	0.00

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		Accounts Receivable
	Accounts Payable * (Post-Petition Only)
		Pre-Petition	Post-Petition
30 days or less	234,174.64
31-60 days	6,238.28
61-90 days
91-120 days
Over 120 days

TOTALS:	240,412.92

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through:
Directors & Officers Liability	Gulf Insurance Company	$3,000,000	10/18/02	10/18/02
General Liability	Royal and Sun Alliance	$2,000,000	12/19/02	10/18/02
Automobile Liability	Royal and Sun Alliance	$1,000,000	12/19/02	10/18/02
Crime	Royal and Sun Alliance	$100,000	12/19/02	10/18/02
Property	Royal and Sun Alliance	$35,212,960	12/19/02	10/18/02
Umbrella Liability	Zurich	$10,000,000	12/19/02	10/18/02
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	3/31/02
Foreign Package	ACE USA	$1,000,000	10/15/02	10/14/02

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00
9/30/01	6,430,686.00	10,000.00	10/26/01	10,000.00	0.00
12/31/01	5,059,043.00	10,000.00	2/7/02	10,000.00	0.00

*
Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	983,416	14,188,233
Concession Revenue	391,921	5,619,672
Video Revenue	17,646	279,782
Screen Advertising	10,366	123,750
Other Revenues	1,790	39,792

Theater Revenue	1,405,138	20,251,229
Film Rental Expense	635,726	7,779,098
Concession COGS	62,412	875,374

Theater Cost of Goods Sold	698,138	8,654,471

Theater Gross Margin	707,000	11,596,757

Salaries	166,414	1,897,994
Payroll Taxes	18,662	198,017
Rent Expense	271,163	3,593,795
CAM Expense	32,987	412,461
Utility Expense	58,304	824,110
Advertising Expense	18,216	269,970
Co-op Advertising Expense	7,078	103,826
Repairs & Maint Expense	16,738	172,516
Janitorial Services	21,576	283,420
Janitorial Supplies Expense	6,144	78,053
Insurance Expense	57,715	303,483
Property Taxes	18,187	333,476
Security Expense	2,906	48,767
Travel & Entertainment	532	5,378
Vehicle Expense	0	0
Supplies Expense	5,241	100,624
Banking Fees	7,849	88,658
Equipment Rental Expense	0	11,621
Outside Services Expense	221	431
Other Theater Expense	9,042	86,585
Pre-Opening Expense	0	0

Theater Operating Expenses	718,974	8,813,184

Operating Income	(11,973)	2,783,573

General & Administrative Expenses	171,461	1,821,217
Deprec & Amortization	209,494	1,991,001
Interest Expense	9,617	272,941
Interest/Dividend Income	(0)	(17,079)
Taxes	737	6,036
Non-Recurring Income/Expense	42,998	(107,193)

Non-Operating (Income)/Expense	434,307	3,966,924

Net Income	(446,280)	(1,183,351)

VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,295,007
Accts Receivable	11,805
Conc Inventory	61,721
Concession Rebates	7,660
Supplies Inventory	13,099
Prepaids	1,252,500

Current Assets	1,346,785
Fixed Assets	24,367,206
Accumulated Depreciation	(14,404,970)

Net Fixed Assets	9,962,236
Deposits-Leases	0
Deposits-Concession	2,615
Deposits	0
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill—Mexico	(172,480)

Other Assets	192,653

Assets	13,796,681

Accounts Payable	1,879,809
Accrued Payroll	175,878
Other Accruals	996,856
Deferred Revenue	532,962
Concession Advances	(18,926)
Short Term Notes Payable	0

Current Liabilities	3,566,580
Capital Leases	(10,401)
Credit Facility Debt	1,093,000
Notes Payable	2,303,656

Debt and Capital Leases	3,386,255
Deferred Rent Accrual	4,318,940
Intercompany Accounts	2,084,053

Long-Term Liabilities	6,402,993
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock	0
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(4,002,944)
Current Year Dividends	0

Shareholders' Equity	440,853

Liabilities & Equity	13,796,681

IX. QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?
No ☒
Yes ☐
Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?
No ☒
Yes ☐
Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Plan became effective on October 18, 2001.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?
No ☒
Yes ☐
If yes, please set forth the amounts and the source of the income.

I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: February 18, 2002

/s/ DONALD H. HARNOIS, JR. Principal for debtor-in-possession

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  Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA
I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT *)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
I. CASH RECEIPTS AND DISBURSEMENTS (Continued) B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
I. CASH RECEIPTS AND DISBURSEMENTS (Continued) B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)
IX. QUESTIONNAIRE